Exhibit 21.1

CORPORATE PROPERTY ASSOCIATES 16 – GLOBAL INCORPORATED

SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Ownership	State or Country of Incorporation
620 Eighth Investor NYT (NY) QRS 16-150, Inc.	100%	Delaware
620 Eighth Lender NYT (NY) Limited Partnership	27%	Delaware
620 Eighth NYT (NY) Limited Partnership	27%	Delaware
ACT Grundstücksverwaltungs GmbH & Co. KG	50%	Germany
ACT Grundstücksverwaltungs Management GmbH & Co. KG	50%	Germany
ADCIR (CO) QRS 16-60, Inc.	100%	Delaware
Aerobic (MO) LLC	100%	Delaware
AFD (MN) LLC	100%	Delaware
AIR (IL) QRS 14-48, Inc.	100%	Delaware
Alum (Alberta) ULC	100%	Canada
Alum (Canada) QRS 16-103, Inc.	100%	Delaware
Alum Landlord (DE) QRS 16-105, Inc.	100%	Delaware
ALUSA (TX) DE Limited Partnership	100%	Delaware
ALUSA-GP (TX) QRS 16-72, Inc.	100%	Delaware
ALUSA-LP (TX) QRS 16-73, Inc.	100%	Delaware
Amtoll (NM) QRS 14-39, Inc.	100%	Delaware
Applied Four (DE) QRS 14-75, Inc.	100%	Delaware
Applied Utah (UT) QRS 14-76, Inc.	100%	Delaware
Assembly (MD)	100%	Maryland
Autopress (GER) LLC	33%	Delaware
Autosafe Airbag 14 (CA) LP	100%	Delaware
Bandwidth (UT) QRS 14-58, Inc.	100%	Delaware
BBA I SARL	35%	France
BBA II EURL	35%	France
Bbrands (Multi) QRS 16-137, Inc.	100%	Delaware
BDF (CT) QRS 16-82, Inc.	100%	Delaware
Berrocal, Sp. Z.o.o.	100%	Poland
Beverage (GER) QRS 16-141, Inc.	100%	Delaware
BFS (DE) LP	60%	Delaware
BFS (DE) QRS 14-74, Inc.	100%	Delaware
Bill-GP (TX) QRS 14-56, Inc.	100%	Delaware
Bill-MC 14 LP	100%	Delaware
Blocks (GER) QRS 16-89, Inc.	100%	Delaware
BM-LP (TX) QRS 14-57, Inc.	100%	Delaware
BOBS (CT) QRS 16-25, Inc.	100%	Delaware
Bolt (DE) Limited Partnership	50%	Delaware
Borneo Agencies Ltd.	100%	Thailand
Bos Club LL (MA) LLC	56%	Delaware
BP (IL) GP QRS 14-97, Inc.	100%	Delaware
BP (IL) L.P.	100%	Delaware
BP (IL) Trust	100%	Maryland
Bplast 16 Manager (DE) QRS 16-129, Inc.	100%	Delaware
Bplast 16 Member (DE) QRS 16-128, Inc.	100%	Delaware
Bplast Landlord (DE) LLC	50%	Delaware
Bplast Two Landlord (IN) LLC	50%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Bplast Two Manager (IN) QRS 16-152, Inc.	100%	Delaware
Bplast Two Member (IN) QRS 16-151, Inc.	100%	Delaware
Brelade Holdings Ltd.	25%	Cyprus
Brilliant 437 GMBH	100%	Germany
BSL Caldwell (NC) LLC	100%	Delaware
BST Torrance Landlord (CA) QRS 14-109, Inc.	100%	Delaware
BT (PA) QRS 12-25, INC.	100%	Delaware
BT-YORK (PA)	100%	Pennsylvania
Can (WI) QRS 12-34, Inc.	100%	Wisconsin
Can-Two (DE) QRS 12-67, Inc.	100%	Delaware
CAR-4 I SARL	100%	France
CAR-4 II SARL	100%	France
Car-4 SCI	100%	France
Cards (CA) QRS 12-12, Inc.	100%	Delaware
Cards Limited Liability Company	50%	Delaware
Carey 16 Lending Corp.	100%	Delaware
Carey Norcross, L.L.C.	50%	Delaware
Carey Watermark 1 LLC	100%	Delaware
Casting Landlord (GER) QRS 16-109 LLC	100%	Delaware
Casting Member (GER) QRS 16-108 LLC	100%	Delaware
CBS (PA) QRS 14-12, Inc.	100%	Delaware
CC (Multi) GP QRS 12-62, Inc.	100%	Delaware
CC (Multi) Limited Partnership	100%	Delaware
CC (Multi) Trust	100%	Maryland
Champion Edge SND BHD	100%	Malaysia
Chassis (DE) Limited Partnership	100%	Delaware
Chassis (GER) QRS 16-118, Inc.	100%	Delaware
CHS WKS (DE) QRS 16-81, Inc.	100%	Delaware
Clean (KY) LLC	100%	Delaware
Clean (KY) QRS 16-22, Inc.	100%	Delaware
Coco (WY) QRS 16-51, Inc.	100%	Delaware
Coco-Dorm (PA) QRS 16-52, Inc.	100%	Delaware
Coco-Dorm (PA) Trust	100%	Maryland
Coco-Dorm (PA), LP	100%	Delaware
Conductor (CA) QRS 14-11, Inc.	100%	Delaware
Consys (SC) QRS 16-66, Inc.	100%	Delaware
Container Finance (Finland) QRS 16-62, Inc.	100%	Delaware
CP GAL (IN) QRS 16-61, Inc.	100%	Delaware
CP GAL Fairfax, LLC	100%	Delaware
CP GAL Kennesaw, LLC	100%	Delaware
CP GAL Leawood, LLC	100%	Delaware
CP GAL Lombard, LLC	100%	Delaware
CP GAL Plainfield, LLC	55%	Delaware
CPA 14 (UK) Finance Company	100%	Delaware
CPA 14 Netherlands CV	100%	Netherlands
CPA 16 Netherlands CV	100%	Netherlands
CPA16 German (DE) Limited Partnership	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
CPA16 German GP (DE) QRS-155, Inc.	100%	Delaware
CPA16 LLC	100%	Delaware
CPA16 Merger Sub Inc.	100%	Delaware
Crate (GER) QRS 16-142, Inc.	100%	Delaware
CRI (AZ-CO) QRS 16-4, Inc.	100%	Delaware
Cups (DE) LP	100%	Delaware
CV GP (Dutch) QRS 14-111, Inc.	100%	Delaware
CV GP (Dutch) QRS 16-148, Inc.	100%	Delaware
Delaware Chip LLC	67%	Delaware
Delaware Frame (TX), LP	100%	Delaware
Delmo (PA) QRS 12-10	100%	Pennsylvania
Delmo 11/12 (DE) LLC	50%	Delaware
DES-Tech (TN) Limited Partnership	100%	Delaware
DES-Tech GP (TN) QRS 16-49, Inc.	100%	Delaware
DES-Tech LP (TN) QRS 16-50, Inc.	100%	Delaware
Develop (TX) LP	100%	Delaware
Dfence (Belgium) 15-16 Sprl	35%	Belgium
Dfence (Belgium) 16 Sprl	100%	Belgium
Dfend 16 LLC	100%	Delaware
DIY (Poland) Sp. Zoo	25%	Poland
Dough (DE) QRS 14-77, Inc.	100%	Delaware
Dough (MD)	100%	Maryland
Dough Lot (DE) QRS 14-110, Inc.	100%	Delaware
Dough Lot (MD)	100%	Maryland
Drill (DE) Trust	100%	Maryland
Drill GmbH & Co. KG	27%	Germany
Drug (AZ) QRS 14-42, Inc.	100%	Delaware
DSG GP (PA) QRS 14-103, Inc.	100%	Delaware
DSG Landlord (PA) L.P.	100%	Delaware
DSG LP (PA) Trust	100%	Maryland
Dyne (DE) LP	100%	Delaware
ELL (GER) QRS 16-37, Inc.	100%	Delaware
Erwin Specht GmbH & Co. KG	60%	Germany
Erwin Specht Verwactungs GmbH	60%	Germany
Fabric (DE) GP	100%	Delaware
Fast (DE) QRS 14-22, Inc.	100%	Delaware
Film (FL) QRS 14-44, Inc.	100%	Delaware
Finistar (CA-TX) Limited Partnership	100%	Delaware
Finistar GP (CA-TX) QRS 16-21, Inc.	100%	Delaware
Finistar LP (DE) QRS 16-29, Inc.	100%	Delaware
Finit (FL) LLC	40%	Delaware
Fit (TX) GP QRS 12-60, Inc.	100%	Delaware
Fit (TX) LP	100%	Delaware
Fit (TX) Trust	100%	Maryland
Fit (UT) QRS 14-92, Inc.	100%	Delaware
Food (DE) QRS 12-49, Inc.	100%	Delaware
Foss (NH) QRS 16-3, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Frame (TX) QRS 14-25, Inc.	100%	Delaware
Freight (IL) LLC	100%	Delaware
FRO 16 (NC) LLC	100%	Delaware
FRO Spin (NC) LLC	40%	Delaware
Gate (MO) QRS 16-95, Inc.	100%	Delaware
GB-ACT (GER) Limited Partnership	50%	Delaware
Gerb (CT) QRS 14-73, Inc.	100%	Delaware
Greens (Finland) QRS 16-14, Inc.	100%	Delaware
Greens Shareholder (Finland) QRS 16-16, Inc.	100%	Delaware
Guitar Mass (TN) QRS 14-36, Inc.	100%	Delaware
Guitar Plus (TN) QRS 14-37, Inc.	100%	Delaware
H2 Investor (GER) QRS 16-100, Inc.	100%	Delaware
H2 Lender (GER) QRS 16-101, Inc.	100%	Delaware
Hammer (DE) Limited Partnership	50%	Delaware
Hammer (DE) LP QRS 12-65, Inc.	100%	Delaware
Hammer (DE) LP QRS 14-100, Inc.	100%	Delaware
Hammer (DE) Trust	100%	Maryland
HEF (NC-SC) QRS 14-86, Inc.	100%	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	60%	Germany
Hinck (DE) QRS 16-36, Inc.	100%	Delaware
Hinck 16 LP (DE) QRS 16-47, Inc.	100%	Delaware
Hinck Equity, LLC	70%	Delaware
Hinck Landlord (DE) Limited Partnership	70%	Delaware
HLWG B Note Purchaser (DE) LLC	27%	Delaware
HLWG Two (GER) LLC	60%	Delaware
HLWG Two Lender SARL	57%	Luxembourg
HLWG Two TRS SARL	60%	Luxembourg
HM Benefits (MI) QRS 16-18, Inc.	100%	Delaware
Hoe Management GmbH	60%	Germany
Hotel (MN) QRS 16-84, Inc.	100%	Delaware
Hotel Operator (MN) TRS 16-87, Inc.	100%	Delaware
Huntwood (TX) Limited Partnership	100%	Delaware
Huntwood (TX) QRS 16-8, Inc.	100%	Delaware
Ice (TX) QRS 12-29, Inc.	100%	Texas
Ijobbers (DE) QRS 14-41, Inc.	100%	Delaware
Ijobbers LLC	100%	Delaware
Image (NY) QRS 16-67, Inc.	100%	Delaware
Initiator (CA) QRS 14-62, Inc.	100%	Delaware
Jen (MA) QRS 12-54, Inc.	100%	Delaware
Kiinteisto Oy Tietoie 6	40%	Finland
Kiinteisto Oy Tietokilo 1-2	40%	Finland
KPH (UK) QRS 16-42, Inc.	100%	Delaware
KSM Cresskill (NJ) QRS 16-80, Inc.	100%	Delaware
KSM Livingston (NJ) QRS 16-76, INC.	100%	Delaware
KSM Maplewood (NJ) QRS 16-77, INC.	100%	Delaware
KSM Montclair (NJ) QRS 16-78, INC.	100%	Delaware
KSM Morristown (NJ) QRS 16-79, INC.	100%	Delaware
KSM Summit (NJ) QRS 16-75, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Labels-Ben (DE) QRS 16-28, Inc.	100%	Delaware
Labrador (AZ) LP	70%	Delaware
Leather (DE) QRS 14-72, Inc.	100%	Delaware
Lei (GER) QRS 16-134, Inc.	100%	Delaware
Lincoln (DE) LP	100%	Delaware
Linden (GER) LLC	33%	Delaware
Longboom (Finland) QRS 16-131, Inc.	100%	Delaware
Longboom Finance (Finland) QRS 16-130, Inc.	100%	Delaware
Longboom Landlord (Finland) LLC	100%	Delaware
LPD (CT) QRS 16-132, Inc.	100%	Delaware
LPORT (WA-TX) QRS 16-92, Inc.	100%	Delaware
LPORT 2 (WA) QRS 16-147, Inc.	100%	Delaware
LTI (DE) QRS 14-81, Inc.	100%	Delaware
LTI Trust (MD)	100%	Maryland
Mag-Info (SC) QRS 16-74, Inc.	100%	Delaware
MAGS (UK) QRS 16-2, INC.	100%	Delaware
Mala-IDS (DE) QRS 16-71, Inc.	100%	Delaware
MCM (TN) LLC	100%	Delaware
MCM Manager (TN) QRS 16-115, Inc.	100%	Delaware
MCM Member (TN) QRS 16-116, Inc.	100%	Delaware
MCPA Mass (TN) Associates	83%	Tennessee
MCPA Plus (TN) Associates	83%	Tennessee
Memphis Hotel Operator (TN) TRS 16-121, Inc.	100%	Delaware
Memphis Hotel Owner (TN) QRS 16-122, Inc.	100%	Delaware
Meri (NC) LLC	100%	Delaware
Meri (NC) MM QRS 14-98, Inc.	100%	Delaware
MET WST (UT) QRS 16-97, Inc.	100%	Delaware
Meta (CA) QRS 14-6, Inc.	100%	Delaware
Metal (DE) QRS 14-67, Inc.	100%	Delaware
Metaply (MI) LLC	100%	Delaware
MIAP (MN) LLC	100%	Delaware
MK (Mexico) QRS 16-48, Inc.	100%	Delaware
MK (NY) Trust	100%	Maryland
MK GP BEN (DE) QRS 16-45, Inc.	100%	Delaware
MK Landlord (DE) Limited Partnership	100%	Delaware
MK LP Ben (DE) QRS 16-46, Inc.	100%	Delaware
MK-Ben (DE) Limited Partnership	100%	Delaware
MK-GP (DE) QRS 16-43, Inc.	100%	Delaware
MK-LP (DE) QRS 16-44, Inc.	100%	Delaware
MK-Nom (ONT) Inc.	100%	Canada
More Applied Four (DE) LLC	100%	Delaware
More Applied Utah (UT) LLC	100%	Delaware
MountCM (CO) QRS 16-111, Inc.	100%	Delaware
Movie (VA) QRS 14-24, Inc.	100%	Delaware
MPH (UK) QRS 16-41, Inc.	100%	Delaware
Nail (DE) Trust	100%	Maryland
Neonatal Finland, Inc.	100%	Delaware
Network (UT) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Nord (GA) QRS 16-98, Inc.	100%	Delaware
Nord B Note (DE) QRS 16-126, Inc.	100%	Delaware
NR (LA) QRS 14-95, Inc.	100%	Delaware
Nursery (Wa) QRS 16-135, Inc.	100%	Delaware
Orb (MO) QRS 12-56, Inc.	100%	Delaware
Pacpress (IL-MI) QRS 16-114, Inc.	100%	Delaware
Pallet (FRA) SARL	100%	France
Panel (UK) QRS 14-54, Inc.	100%	Delaware
Parts (DE) QRS 14-90, Inc.	100%	Delaware
PF (GER) QRS 16-96 LLC	100%	Delaware
PG (Multi-16) L.P.	100%	Delaware
PG (Multi-16) QRS 16-7, Inc.	100%	Delaware
PG (Multi-16) Trust	100%	Maryland
PG Calgary (DE) Trust	100%	New York
PG-Ben (CAN) QRS 16-9, Inc.	100%	Delaware
PG-Nom Alberta, Inc.	100%	Canada
PG-Trustee (CAN) QRS 16-10, Inc.	100%	Delaware
Pipes (UK) QRS 16-59, Inc.	100%	Delaware
Plants (Sweden) QRS 16-13, Inc.	100%	Delaware
Plants Shareholder (Sweden) QRS 16-15, Inc.	100%	Delaware
Plastic II (IL) LLC	100%	Delaware
Plastic II (IL) QRS 16-27, Inc.	100%	Delaware
Plates (DE) QRS 14-63, Inc.	100%	Delaware
Pliers (DE) Trust	100%	Maryland
Pohj Landlord (Finland) LLC	40%	Delaware
Pohj Managing Member (Finland) QRS 16-20, Inc.	100%	Delaware
Pol-Beaver LLC	40%	Delaware
Pold (GER) QRS 16-133, Inc.	100%	Delaware
Poly (Multi) Limited Partnership	100%	Delaware
Poly GP (Multi) QRS 16-35, Inc.	100%	Delaware
Poly LP (MD) Trust	100%	Maryland
Popcorn (TX) QRS 14-43, Inc.	100%	Delaware
Ports (Finland) LLC	100%	Delaware
Ports (Finland) QRS 16-63, Inc.	100%	Delaware
Primo (MS) QRS 16-94, Inc.	100%	Delaware
Print (WI) QRS 12-40, Inc.	100%	Wisconsin
Prints (UK) QRS 16-1, Inc.	100%	Delaware
Projector (FL) QRS 14-45, Inc.	100%	Delaware
Provo (UT) QRS 16-85, Inc.	100%	Delaware
Pump (MO) QRS 14-52, Inc.	100%	Delaware
PWE (Multi) QRS 14-85, Inc.	100%	Delaware
QRS 14-Paying Agent, Inc.	100%	Delaware
QRS 16-Global Paying Agent, Inc.	100%	Delaware
Rad-Mon (VA-IN) LLC	100%	Delaware
Reyhold (DE) QRS 16-32, Inc.	100%	Delaware
RI(CA) QRS 12-59, Inc.	100%	Delaware
RRC (TX) GP QRS 12-61, Inc.	100%	Delaware
RRC (TX) LP	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
RRC (TX) Trust	100%	Maryland
Rubbertex (TX) QRS 16-68, Inc.	100%	Delaware
Sealtex (DE) QRS 16-69, Inc.	100%	Delaware
Semi (CA) QRS 12-45, Inc.	100%	Delaware
SFCO (GA) QRS 16-127, Inc.	100%	Delaware
Shep (KS-OK) QRS 16-113, Inc.	100%	Delaware
SHO Landlord (FL) QRS 16-104, Inc.	100%	Delaware
Shovel Management GmbH	60%	Germany
SM (NY) QRS 14-93, Inc.	100%	Delaware
South East Asian Pacific Holdings Ltd.	100%	British Virgin Islands
Speed (NC) QRS 14-70, Inc.	100%	Delaware
Steels (UK) QRS 16-58, Inc.	100%	Delaware
Stor-Move UH 16 Business Trust	100%	Massachusetts
Sun (SC) QRS 12-68, Inc.	100%	Delaware
Sun Two (SC) QRS 12-69, Inc.	100%	Delaware
Sunny Chip 14 LLC	100%	Delaware
Talaria Holdings LLC	19%	Delaware
Tech (GER) QRS 16-144, Inc.	100%	Delaware
Tech Landlord (GER) LLC	30%	Delaware
Teeth Finance (Finland) QRS 16-106, Inc.	100%	Delaware
Teeth Landlord (Finland) LLC	100%	Delaware
Teeth Member (Finland) QRS 16-107, Inc.	100%	Delaware
Tel (VA) QRS 12-15, Inc.	100%	Virginia
Telc (NJ) QRS 16-30, Inc.	100%	Delaware
Terrier (AZ) QRS 14-78, Inc.	100%	Delaware
Tfarma (CO) QRS 16-93, Inc.	100%	Delaware
Thal Dfence Conflans SCI	35%	France
Theatre (DE) QRS 14-14, Inc.	100%	Delaware
Thids (DE) QRS 16-17, Inc.	100%	Delaware
Thids 16 Company Limited	100%	Thailand
Tissue SARL	50%	France
Tito (FI) QRS 16-6, Inc.	100%	Delaware
Toner (DE) QRS 14-96, Inc.	100%	Delaware
Tower (DE) QRS 14-89, Inc.	100%	Delaware
Tower 14 (MD)	100%	Maryland
Trucks (France) SARL	100%	France
TR-VSS (MI) QRS 16-90. Inc.	100%	Delaware
TSO-Hungary KFT	51%	Hungary
UH Storage (DE) Limited Partnership	42%	Delaware
UK Panel LLC	100%	Delaware
Ursa (VT) QRS 12-30, Inc.	100%	Vermont
URubber (TX) Limited Partnership	100%	Delaware
UTI-SAC (CA) QRS 16-34, Inc.	100%	Delaware
Valves Germany (DE) QRS 16-64, Inc.	100%	Delaware
Valves Member Germany (DE) QRS 16-65, Inc.	100%	Delaware
Vinyl (DE) QRS 14-71, Inc.	100%	Delaware
Weeds (OK) QRS 12-22, Inc.	100%	Oklahoma
Wegell GmbH & Co. KG	25%	Germany

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Wegell Verwaltungs GmbH	25%	Germany
Windough (DE) LP	100%	Delaware
Windough Lot (DE) LP	100%	Delaware
Work (GER) QRS 16-117, Inc.	100%	Delaware
Wrench (DE) Trust	50%	Maryland
XPD (NJ) LLC	100%	Delaware
XPD Member (NJ) QRS 16-12, Inc.	100%	Delaware
Zylinderblock (GER) LLC	50%	Delaware